                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 4.68

                                  CONTRACT DATA

           Deferred Annuity Contract: RIVERSOURCE(R) BUILDER SELECT

Contract Number:   9920-SAMPLE   Contract Date:              October 1, 2009
Annuitant:         John Doe      Annuitization Start Date:   October 1, 2069
Contract Owner:    John Doe      Age at Issue:               35

Application Signed State/Contract Delivery State: state

State Insurance Department: 800-ZZZ-ZZZZ

Initial Purchase Payment: $25,000   Contract Type: Non-Qualified

Scheduled Purchase Payment:
   Annual Amount: NA
Maximum Purchase Payments Permitted:
   1st Contract Year and Total:
      - Under age 86:                          $1,000,000
      - Age 86 or older and under age 91:      $        0
      - Age 91 or older:                       $        0
   Each Contract Year thereafter:
      - Under age 86:                          $  100,000
      - Age 86 or older and under age 91:      $        0
      - Age 91 or older:                       $        0
Minimum Additional Purchase Payment:           $      100
Minimum Purchase Payment or Transfer Amount
   to any Guarantee Period Account:            $    1,000

Purchase Payment Credits: Crediting Method 1

Cumulative Net Purchase Payment* Amount   Net Purchase Payment Credit Percentage
---------------------------------------   --------------------------------------
         $0 - $ 99,999.99                                   2%
$100,000.00 - $249,999.99                                   3%
$250,000.00 +                                               4%

* Cumulative net purchase payments are total purchase payments less the total amount of partial surrenders.

Upon issuance of this contract your purchase payments have been scheduled to be paid and applied to the Fixed Account, Guarantee Period Accounts and variable subaccounts investing in funds as shown below. You may change the amount, frequency and allocations as provided in this contract. Refer to the Purchase Payments provision.

                                                          Payment
                                                         Allocation
Allocation                                               Percentage
----------                                               ----------
FIXED ACCOUNT
Regular Fixed Account                                        ___%
6-month Special DCA Fixed Account                            ___%
12-month Special DCA Fixed Account                           ___%
GUARANTEE PERIOD ACCOUNTS (GPA)
1 Year Guarantee Period Account                              ___%
2 Year Guarantee Period Account                              ___%
3 Year Guarantee Period Account                              ___%
4 Year Guarantee Period Account                              ___%
5 Year Guarantee Period Account                              ___%
6 Year Guarantee Period Account                              ___%
7 Year Guarantee Period Account                              ___%
8 Year Guarantee Period Account                              ___%
9 Year Guarantee Period Account                              ___%
10 Year Guarantee Period Account                             ___%

                                                          Payment
                                                         Allocation
Allocation                                               Percentage
----------                                               ----------
AIM V.I.
Capital Appreciation Fund, Series II Shares                  ___%
Capital Development Fund, Series II Shares                   ___%
Global Health Care Fund, Series II Shares                    ___%
International Growth Fund, Series II Shares                  ___%
ALLIANCEBERNSTEIN VPS
Global Thematic Growth Portfolio (Class B)                   ___%
Growth and Income Portfolio (Class B)                        ___%
International Value Portfolio (Class B)                      ___%
AMERICAN CENTURY VP
Mid Cap Value, Class II                                      ___%
Ultra(R), Class II                                           ___%
Value, Class II                                              ___%


411265-DPBS8                         Page 3.0                         A(10/2009)

Contract Number: 9920-SAMPLE   Contract Date: October 1, 2009

                                                          Payment
                                                         Allocation
Allocation                                               Percentage
----------                                               ----------
COLUMBIA
High Yield Fund, Variable Series, Class B                    ___%
Marsico Growth Fund, Variable Series, Class A                ___%
Marsico International Opportunities Fund, Variable
   Series, Class B                                           ___%
Small Cap Value Fund, Variable Series, Class B               ___%
CREDIT SUISSE TRUST -
Commodity Return Strategy Portfolio                          ___%
DREYFUS
VIF International Equity Portfolio, Service Shares           ___%
VIF International Value Portfolio, Service Shares            ___%
EATON VANCE VT
Floating-Rate Income Fund                                    ___%
FIDELITY(R) VIP
Contrafund(R) Portfolio Service Class 2                      ___%
Investment Grade Bond Portfolio Service Class 2              ___%
Mid Cap Portfolio Service Class 2                            ___%
Overseas Portfolio Service Class 2                           ___%
FRANKLIN TEMPLETON VIP TRUST
Franklin Income Securities Fund - Class 2                    ___%
Templeton Global Income Securities Fund - Class 2            ___%
Templeton Growth Securities Fund - Class 2                   ___%
GOLDMAN SACHS VIT
Mid Cap Value Fund - Institutional Shares                    ___%
Structured U.S. Equity Fund - Institutional Shares           ___%
JANUS ASPEN SERIES
Large Cap Growth Portfolio:  Service Shares                  ___%
LEGG MASON PARTNERS VARIABLE
Small Cap Growth Portfolio, Class I                          ___%
MFS(R)
Total Return Series - Service Class                          ___%
Utilities Series - Service Class                             ___%

                                                          Payment
                                                         Allocation
Allocation                                               Percentage
----------                                               ----------
OPPENHEIMER
Capital Appreciation Fund/VA, Service Shares                 ___%
Global Securities Fund/VA, Service Shares                    ___%
Main Street Small Cap Fund/VA, Service Shares                ___%
Strategic Bond Fund/VA, Service Shares                       ___%
PIMCO VIT
All Asset Portfolio, Advisor Share Class                     ___%
RIVERSOURCE VARIABLE SERIES TRUST
   RIVERSOURCE PARTNERS VP
      Fundamental Value Fund                                 ___%
      Select Value Fund                                      ___%
      Small Cap Value Fund                                   ___%
   RIVERSOURCE VP
      Cash Management Fund                                   ___%
      Diversified Bond Fund                                  ___%
      Diversified Equity Income Fund                         ___%
      Dynamic Equity Fund                                    ___%
      Global Inflation Protected Securities Fund             ___%
      High Yield Bond Fund                                   ___%
      Income Opportunities Fund                              ___%
      Mid Cap Value Fund                                     ___%
      S&P 500 Index Fund                                     ___%
      Short Duration U.S. Government Fund                    ___%
   SELIGMAN VP
      Growth Fund                                            ___%
   THREADNEEDLE VP
      Emerging Markets Fund                                  ___%
      International Opportunity Fund                         ___%
VAN KAMPEN LIT
Comstock Portfolio Class II Shares                           ___%
VAN KAMPEN UIF
Global Real Estate Portfolio, Class II Shares                ___%
Mid Cap Growth Portfolio, Class II Shares                    ___%
WANGER
International                                                ___%
USA                                                          ___%

Asset Allocation Program Investment Selection: Portfolio Navigator Moderate
Model


411265-DPBS8                         Page 3.1                         A(10/2009)

Contract Number: 9920-SAMPLE   Contract Date: October 1, 2009

Fixed Account Minimum Interest Rate: X%

     Any purchase payments and purchase payment credits allocated to the Regular Fixed Account on the Contract Date will earn interest, for the first year, at the annual effective rate of 3.5%. New rates may be declared from time to time.

     Any purchase payments and purchase payment credits allocated to the 6-Month Special DCA fixed account on the Contract Date will earn interest at the annual effective rate of 3.5%. New rates may be declared from time to time.

     Any purchase payments and purchase payment credits allocated to the 12-Month Special DCA fixed account on the Contract Date will earn interest at the annual effective rate of 3.5%. New rates may be declared from time to time.

MVA Risk Factor: 0.001

     See Guarantee Period Accounts endorsement, MVA formula.

CV Waiver Percentage: 10%

     See the definition of "total free amount" in the Surrender Charge provision.


Hospitalization/Nursing Home Waiver Benefit Age: 75

     See Waiver of Surrender Charges upon Hospital or Nursing Home Confinement provision.

TI Waiver Benefit Age: 100

     See Waiver of Surrender Charges upon Terminal Illness Disability Diagnosis provision.

ROPP Benefit Age: 100*

     See Payments to Beneficiary provision.

     * In the event of a "covered life change," then the ROPP Benefit Age is age 85.


411265-DPBS8                         Page 3.2                         A(10/2009)

Contract Number: 9920-SAMPLE   Contract Date: October 1, 2009

Schedule of Surrender Charges: If you surrender all or a portion of this contract, a surrender charge may apply. A surrender charge applies if all or part of the Contract Value surrendered is from payments received during the eight years before surrender.

Number of Completed Years from      Surrender Charge Percentage
 Date of Each Purchase Payment   Applied to Each Purchase Payment
------------------------------   --------------------------------
               0                              8.0%
               1                              8.0%
               2                              8.0%
               3                              7.0%
               4                              6.0%
               5                              5.0%
               6                              4.0%
               7                              2.0%
               8 +                            0.0%

You may surrender the greater of (1) your prior contract anniversary Contract Value multiplied by the CV Waiver Percentage shown above or (2) contract earnings each contract year without incurring a surrender charge. Refer to the Surrender Provisions.

Annual Mortality and Expense Risk Fee:

Base Fee + Optional Death Benefit Rider Fee = Total M&E Fee
 1.25%   +               0%                 = 1.25% of the daily net asset value

Annual Variable Account Administrative Charge: 0.15% of the daily net asset value

Contract Administrative Charge:

   Initial Annual Charge                                              $40

          We reserve the right to adjust this charge after the first contract anniversary, but the charge will never exceed $50.

   Initial Annual Charge if contract value equals or exceeds $50,000  $ 0

          We reserve the right to charge up to $20 after the first contract anniversary. See Contract Administrative Charge provision.

Regular Fixed Account Purchase Payment and Transfer Limits:

     1. Payments to the Regular Fixed Account are limited to 100% of each payment. (There are no limits on payments to the Regular Fixed Account if the payment is used to establish automated transfers under a dollar cost averaging arrangement, unless this exception is terminated on a nondiscriminatory basis with notification.)

     2. Transfers to the Regular Fixed Account are limited to transfer amounts which result in the Regular Fixed Account Contract Value (after the transfer) being no more than 100% of the total Contract Value. (There are no limits on transfers to the Regular Fixed Account if the transfer is used to establish automated transfers under a dollar cost averaging arrangement, unless this exception is terminated on a nondiscriminatory basis with notification.)

     3. Transfers from the Regular Fixed Account (including automated transfers under a dollar cost averaging arrangement) are limited to the greater of:

               a.   $10,000; or

               b. 30% of the Regular Fixed Account Contract Value at the beginning of the contract year. All purchase payments and any purchase payment credits received into the Regular Fixed Account prior to Your transfer request are considered Your beginning of contract year value during the first contract year.


411265-DPBS8                         Page 3.3                         A(10/2009)

                                  CONTRACT DATA

           Deferred Annuity Contract: RIVERSOURCE(R) BUILDER SELECT

Contract Number:   9920-SAMPLE   Contract Date:              October 1, 2009
Annuitant:         John Doe      Annuitization Start Date:   October 1, 2069
Contract Owner:    John Doe      Age at Issue:               35

Application Signed State/Contract Delivery State: state

State Insurance Department: 800-ZZZ-ZZZZ

Initial Purchase Payment: $25,000   Contract Type: Non-Qualified

Scheduled Purchase Payment:
   Annual Amount: NA
Maximum Purchase Payments Permitted:
   1st Contract Year and Total:
      - Under age 86:                          $1,000,000
      - Age 86 or older and under age 91:      $        0
      - Age 91 or older:                       $        0
   Each Contract Year thereafter:
      - Under age 86:                          $  100,000
      - Age 86 or older and under age 91:      $        0
      - Age 91 or older:                       $        0
Minimum Additional Purchase Payment:           $      100
Minimum Purchase Payment or Transfer Amount
   to any Guarantee Period Account:            $    1,000

Purchase Payment Credits: Crediting Method 1

Cumulative Net Purchase Payment* Amount   Net Purchase Payment Credit Percentage
---------------------------------------   --------------------------------------
         $0 - $ 99,999.99                                   2%
$100,000.00 - $249,999.99                                   3%
$250,000.00 +                                               4%

* Cumulative net purchase payments are total purchase payments less the total amount of partial surrenders.

Upon issuance of this contract your purchase payments have been scheduled to be paid and applied to the Fixed Account, Guarantee Period Accounts and variable subaccounts investing in funds as shown below. You may change the amount, frequency and allocations as provided in this contract. Refer to the Purchase Payments provision.

                                                          Payment
                                                         Allocation
Allocation                                               Percentage
----------                                               ----------
FIXED ACCOUNT
Regular Fixed Account                                        ___%
6-month Special DCA Fixed Account                            ___%
12-month Special DCA Fixed Account                           ___%
GUARANTEE PERIOD ACCOUNTS (GPA)
1 Year Guarantee Period Account                              ___%
2 Year Guarantee Period Account                              ___%
3 Year Guarantee Period Account                              ___%
4 Year Guarantee Period Account                              ___%
5 Year Guarantee Period Account                              ___%
6 Year Guarantee Period Account                              ___%
7 Year Guarantee Period Account                              ___%
8 Year Guarantee Period Account                              ___%
9 Year Guarantee Period Account                              ___%
10 Year Guarantee Period Account                             ___%

                                                          Payment
                                                         Allocation
Allocation                                               Percentage
----------                                               ----------
AIM V.I.
Capital Appreciation Fund, Series II Shares                  ___%
Capital Development Fund, Series II Shares                   ___%
Global Health Care Fund, Series II Shares                    ___%
International Growth Fund, Series II Shares                  ___%
ALLIANCEBERNSTEIN VPS
Global Thematic Growth Portfolio (Class B)                   ___%
Growth and Income Portfolio (Class B)                        ___%
International Value Portfolio (Class B)                      ___%
AMERICAN CENTURY VP
Mid Cap Value, Class II                                      ___%
Ultra(R), Class II                                           ___%
Value, Class II                                              ___%


411265-DPBS6                         Page 3.0                         A(10/2009)

Contract Number: 9920-SAMPLE   Contract Date: October 1, 2009

                                                          Payment
                                                         Allocation
Allocation                                               Percentage
----------                                               ----------
COLUMBIA
High Yield Fund, Variable Series, Class B                    ___%
Marsico Growth Fund, Variable Series, Class A                ___%
Marsico International Opportunities Fund, Variable
   Series, Class B                                           ___%
Small Cap Value Fund, Variable Series, Class B               ___%
CREDIT SUISSE TRUST -
Commodity Return Strategy Portfolio                          ___%
DREYFUS
VIF International Equity Portfolio, Service Shares           ___%
VIF International Value Portfolio, Service Shares            ___%
EATON VANCE VT
Floating-Rate Income Fund                                    ___%
FIDELITY(R) VIP
Contrafund(R) Portfolio Service Class 2                      ___%
Investment Grade Bond Portfolio Service Class 2              ___%
Mid Cap Portfolio Service Class 2                            ___%
Overseas Portfolio Service Class 2                           ___%
FRANKLIN TEMPLETON VIP TRUST
Franklin Income Securities Fund - Class 2                    ___%
Templeton Global Income Securities Fund - Class 2            ___%
Templeton Growth Securities Fund - Class 2                   ___%
GOLDMAN SACHS VIT
Mid Cap Value Fund - Institutional Shares                    ___%
Structured U.S. Equity Fund - Institutional Shares           ___%
JANUS ASPEN SERIES
Large Cap Growth Portfolio:  Service Shares                  ___%
LEGG MASON PARTNERS VARIABLE
Small Cap Growth Portfolio, Class I                          ___%
MFS(R)
Total Return Series - Service Class                          ___%
Utilities Series - Service Class                             ___%

                                                          Payment
                                                         Allocation
Allocation                                               Percentage
----------                                               ----------
OPPENHEIMER
Capital Appreciation Fund/VA, Service Shares                 ___%
Global Securities Fund/VA, Service Shares                    ___%
Main Street Small Cap Fund/VA, Service Shares                ___%
Strategic Bond Fund/VA, Service Shares                       ___%
PIMCO VIT
All Asset Portfolio, Advisor Share Class                     ___%
RIVERSOURCE VARIABLE SERIES TRUST
   RIVERSOURCE PARTNERS VP
      Fundamental Value Fund                                 ___%
      Select Value Fund                                      ___%
      Small Cap Value Fund                                   ___%
   RIVERSOURCE VP
      Cash Management Fund                                   ___%
      Diversified Bond Fund                                  ___%
      Diversified Equity Income Fund                         ___%
      Dynamic Equity Fund                                    ___%
      Global Inflation Protected Securities Fund             ___%
      High Yield Bond Fund                                   ___%
      Income Opportunities Fund                              ___%
      Mid Cap Value Fund                                     ___%
      S&P 500 Index Fund                                     ___%
      Short Duration U.S. Government Fund                    ___%
   SELIGMAN VP
      Growth Fund                                            ___%
   THREADNEEDLE VP
      Emerging Markets Fund                                  ___%
      International Opportunity Fund                         ___%
VAN KAMPEN LIT
Comstock Portfolio Class II Shares                           ___%
VAN KAMPEN UIF
Global Real Estate Portfolio, Class II Shares                ___%
Mid Cap Growth Portfolio, Class II Shares                    ___%
WANGER
International                                                ___%
USA                                                          ___%

Asset Allocation Program Investment Selection: Portfolio Navigator Moderate
Model


411265-DPBS6                         Page 3.1                         A(10/2009)

Contract Number: 9920-SAMPLE   Contract Date: October 1, 2009

Fixed Account Minimum Interest Rate: X%

     Any purchase payments and purchase payment credits allocated to the Regular Fixed Account on the Contract Date will earn interest, for the first year, at the annual effective rate of 3.5%. New rates may be declared from time to time.

     Any purchase payments and purchase payment credits allocated to the 6-Month Special DCA fixed account on the Contract Date will earn interest at the annual effective rate of 3.5%. New rates may be declared from time to time.

     Any purchase payments and purchase payment credits allocated to the 12-Month Special DCA fixed account on the Contract Date will earn interest at the annual effective rate of 3.5%. New rates may be declared from time to time.

MVA Risk Factor: 0.001

     See Guarantee Period Accounts endorsement, MVA formula.

CV Waiver Percentage: 10%

     See the definition of "total free amount" in the Surrender Charge provision.


Hospitalization/Nursing Home Waiver Benefit Age: 75

     See Waiver of Surrender Charges upon Hospital or Nursing Home Confinement provision.

TI Waiver Benefit Age: 100

     See Waiver of Surrender Charges upon Terminal Illness Disability Diagnosis provision.

ROPP Benefit Age: 100*

     See Payments to Beneficiaries Beneficiaries provision.

     * In the event of a "covered life change," then the ROPP Benefit Age is age 85.

Schedule of Surrender Charges: If you surrender all or a portion of this contract, a surrender charge may apply. A surrender charge applies if all or part of the Contract Value surrendered is from payments received during the six years before surrender.

Number of Completed Years from      Surrender Charge Percentage
 Date of Each Purchase Payment   Applied to Each Purchase Payment
------------------------------   --------------------------------
               0                              8.0%
               1                              8.0%
               2                              8.0%
               3                              6.0%
               4                              4.0%
               5                              2.0%
               6+                             0.0%

You may surrender the greater of (1) your prior contract anniversary Contract Value multiplied by the CV Waiver Percentage shown above or (2) contract earnings each contract year without incurring a surrender charge. Refer to the Surrender Provisions.

Annual Mortality and Expense Risk Fee:

Base Fee + Optional Death Benefit Rider Fee = Total M&E Fee
 1.50%   +               0%                 = 1.50% of the daily net asset value

Annual Variable Account Administrative Charge: 0.15% of the daily net asset value


411265-DPBS6                         Page 3.2                         A(10/2009)

Contract Number: 9920-SAMPLE   Contract Date: October 1, 2009

Contract Administrative Charge:

   Initial Annual Charge                                              $40

          We reserve the right to adjust this charge after the first contract anniversary, but the charge will never exceed $50.

   Initial Annual Charge if contract value equals or exceeds $50,000  $ 0

          We reserve the right to charge up to $20 after the first contract anniversary. See Contract Administrative Charge provision.

Regular Fixed Account Purchase Payment and Transfer Limits:

     1. Payments to the Regular Fixed Account are limited to 100% of each payment. (There are no limits on payments to the Regular Fixed Account if the payment is used to establish automated transfers under a dollar cost averaging arrangement, unless this exception is terminated on a nondiscriminatory basis with notification.)

     2. Transfers to the Regular Fixed Account are limited to transfer amounts which result in the Regular Fixed Account Contract Value (after the transfer) being no more than 100% of the total Contract Value. (There are no limits on transfers to the Regular Fixed Account if the transfer is used to establish automated transfers under a dollar cost averaging arrangement, unless this exception is terminated on a nondiscriminatory basis with notification.)

     3. Transfers from the Regular Fixed Account (including automated transfers under a dollar cost averaging arrangement) are limited to the greater of:

               a.   $10,000; or

               b. 30% of the Regular Fixed Account Contract Value at the beginning of the contract year. All purchase payments and any purchase payment credits received into the Regular Fixed Account prior to Your transfer request are considered Your beginning of contract year value during the first contract year.


411265-DPBS6                         Page 3.3                         A(10/2009)